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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2000




                            BELL ATLANTIC CORPORATION
             (Exact name of registrant as specified in its charter)




Delaware                                          1-8606                        23-2259884
(State or other jurisdiction of incorporation)    (Commission File Number)      (I.R.S. Employer Identification No.)

1095 Avenue of the Americas
New York, New York                                                              10036
(Address of principal executive offices)                                        (Zip Code)
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      Registrant's telephone number, including area code: (212) 395-2121


                                Not applicable
         (Former name or former address, if changed since last report)
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Bell Atlantic Corporation hereby files Amendment No. 1 to its Form 8-K (date of report: April 3, 2000) filed with the Securities and Exchange Commission on April 17, 2000.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(a)     Financial Statements of Businesses Acquired

        The audited financial statements of Vodafone AirTouch PLC - U.S.
        Cellular and Paging Operations for the year ended December 31, 1999 and the notes thereto and the report of Deloitte & Touche LLP, independent auditors, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

        The audited financial statements of PrimeCo Personal Communications, L.P. as of and for the year ended December 31, 1999 and the notes thereto and the report of PricewaterhouseCoopers LLP, independent accountants, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(b)     Pro Forma Financial Information

        The unaudited pro forma combined condensed balance sheet of Bell
        Atlantic as of December 31, 1999, and the unaudited pro forma combined condensed statement of income of Bell Atlantic for the year ended
        December 31, 1999, are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

        The unaudited pro forma combined condensed balance sheet of Bell
        Atlantic and GTE Corporation as of December 31, 1999 and the unaudited pro forma combined condensed statement of income of Bell Atlantic and GTE for the year ended December 31, 1999, are filed as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.

(c)     Exhibits

        23.1    Consent of Deloitte & Touche LLP

        23.2    Consent of PricewaterhouseCoopers LLP

        23.3    Consent of PricewaterhouseCoopers LLP

        99.1    Financial statements of Vodafone AirTouch PLC - U.S. Cellular and Paging Operations as of and for the year ended December 31,
                1999

        99.2 Financial statements of PrimeCo Personal Communications, L.P. as of and for the year ended December 31, 1999

        99.3 Unaudited pro forma combined condensed financial statements of Bell Atlantic as of and for the year ended December 31, 1999

        99.4    Unaudited pro forma combined condensed financial statements of
                Bell Atlantic and GTE as of and for the year ended December 31,
                1999


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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  BELL ATLANTIC CORPORATION


                                  By: /s/Doreen A. Toben
                                      ----------------------------------
                                      Doreen A. Toben
                                      Vice President - Controller




Date:  May 11, 2000
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      Exhibits                      Exhibit Index
      --------                      -------------
        23.1    Consent of Deloitte & Touche LLP

        23.2    Consent of PricewaterhouseCoopers LLP

        23.3    Consent of PricewaterhouseCoopers LLP

        99.1    Financial statements of Vodafone AirTouch PLC - U.S. Cellular and Paging Operations as of and for the year ended December 31,
                1999

        99.2 Financial statements of PrimeCo Personal Communications, L.P. as of and for the year ended December 31, 1999

        99.3 Unaudited pro forma combined condensed financial statements of Bell Atlantic as of and for the year ended December 31, 1999

        99.4    Unaudited pro forma combined condensed financial statements of
                Bell Atlantic and GTE as of and for the year ended December 31,
                1999